UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 23, 2006

COMMISSION FILE NUMBER: 333-102885

THE BRICKMAN GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	23-2949247
(State of incorporation)	(I.R.S. Employer Identification No.)

18227 Flower Hill Way, Suite D Gaithersburg, Maryland	20879

(Address of Principal Executive Offices)	(Zip Code)

(301) 987-9200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Brickman Group, Ltd. is not currently required by law to file reports under Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended, because at the beginning of its current fiscal year its 11.75% senior subordinated notes due 2009 were held of record by less than 300 persons. The Brickman Group, Ltd. is therefore not currently an “issuer” for purposes of Section 2(a)(7) of the Sarbanes-Oxley Act of 2002. The Brickman Group, Ltd. voluntarily files quarterly and annual reports on Forms 10-Q and 10-K and current reports on Form 8-K with the Securities and Exchange Commission in compliance with the indenture governing its senior subordinated notes.

ITEM 2.02.	Results of Operations and Financial Condition

On March 23, 2006, the Registrant issued its earnings release for the quarter and year ended December 31, 2005. The earnings release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

The Brickman Group, Ltd. (Registrant)

Date: March 23, 2006	/s/ Charles B. Silcox
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Brickman Group, Ltd. press release dated March 23, 2006.